J u n e 2 6 - 2 7 , 2 0 1 7 NASDAQ: CZWI 1 FIG Partners Community Bank Forum Nashville, TN Exhibit 99.1

This presentation includes forward-looking statements about the financial condition, results of operations and business of Citizens Community Bancorp, Inc. (“Citizens”) and its wholly owned subsidiary, Citizens Community Federal N.A. (“CCFBank”) Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. These statements may be identified by the use of forward-looking words or phrases such as “anticipate,” “believe,” “could,” “expect,” “intend,” “may,” “planned,” “potential,” “should,” “will,” “would” or the negative of those terms or other words of similar meaning. These forward-looking statements are intended to be covered by the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements in this presentation are inherently subject to many uncertainties arising in CCFBank’s operations and business environment. These uncertainties include the timing to consummate the proposed merger with Wells Financial Corp.; the risk that a condition to closing of the merger may not be satisfied and the transaction may not close; the risk that a regulatory approval that may be required for the merger is delayed, is not obtained or is obtained subject to conditions that are not anticipated; the combined company’s ability to achieve the synergies and value creation contemplated by the merger; management’s ability to promptly and effectively integrate the businesses of the two companies; the diversion of management time on transaction-related issues; the effects of governmental regulation of the financial services industry; industry consolidation; technological developments and major world news events; general economic conditions, in particular, relating to consumer demand for CCFBank’s products and services; CCFBank’s ability to maintain current deposit and loan levels at current interest rates; competitive and technological developments; deteriorating credit quality, including changes in the interest rate environment reducing interest margins; prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; CCFBank’s ability to maintain required capital levels and adequate sources of funding and liquidity; maintaining capital requirements may limit CCFBank’s operations and potential growth; changes and trends in capital markets; competitive pressures among depository institutions; effects of critical accounting estimates and judgments; changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies overseeing CCFBank; CCFBank’s ability to implement its cost-savings and revenue enhancement initiatives, including costs associated with its branch consolidation and new market branch growth initiatives; legislative or regulatory changes or actions or significant litigation adversely affecting CCFBank; fluctuation of Citizens’ stock price; CCFBank's ability to attract and retain key personnel; CCFBank's ability to secure confidential information through the use of computer systems and telecommunications networks; and the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. Such uncertainties and other risks that may affect Citizens’ performance are discussed further in Part I, Item 1A, “Risk Factors,” in Citizens’ Form 10-K, for the year ended September 30, 2016 filed with the Securities and Exchange Commission on December 29, 2016. Citizens undertakes no obligation to make any revisions to the forward-looking statements contained in this presentation or to update them to reflect events or circumstances occurring after the date hereof. Cautionary Note Regarding Forward- Looking Statements 2

Executive Management Stephen M. Bianchi is President and CEO of Citizens Community Bancorp, Inc. Prior to joining the Bank, he was President and CEO of HF Financial Corp in Sioux Falls, SD. Prior experience includes Senior Vice President at Associated Bank, where he served as Minnesota Regional President and Minnesota Regional Commercial Banking Manager from July 2006 to April 2010. Before that, he was Twin Cities Business Banking Manager for Wells Fargo Bank, where he held several other management positions over 21 years. Mr. Bianchi received his B.S. degree in Finance and M.B.A. from Providence College. Mark C. Oldenberg is Executive Vice President and CFO of Citizens Community Bancorp, Inc. Mr. Oldenberg has worked in the financial services industry for over twenty years, previously as Chief Financial Officer for Security Financial Bank in Durand, WI and Fidelity National Bank in Medford, WI. He also was a Commercial and Consumer lender for eight years at Heritage Bank in Spencer, WI. A graduate of University of Wisconsin Eau Claire with a B.S. in Finance and Accounting, he is also a Certified Public Accountant who is a member of the Wisconsin Institute of Certified Public Accountants and Vice President of the Boys & Girls Club of the Greater Chippewa Valley. 3

Overview • Citizens Community Bancorp, Inc. (NASDAQ: “CZWI”) is the holding company of Citizens Community Federal N.A., a national bank based in Altoona, Wisconsin, serving more than 14,000 customers in Wisconsin, Minnesota and Michigan through 16 branch locations (14 branch locations after June 30, 2017). • Primary markets include the Chippewa Valley Region in Wisconsin, the Twin Cities and Mankato, MN, and various rural communities around these areas. • Offers traditional community banking services to businesses, Ag operators and consumers, including 1-4 family mortgages. • Recently announced merger with the $269 million Wells Financial Corp, MN., expanding its market share in Mankato and southern Minnesota. • Will add nine branch locations (2 branch locations will close 95 days after closing) along with expanded services through Wells Insurance Agency, Investment Advisory Services and Mortgage Loan Servicing. 4

Current Branch Locations 5

• Repositioning balance sheet and business model to relationship based community banking through organic growth and acquisitions from a transactional, indirect lending orientation. • Acquired assets have accelerated earnings growth. • Recent branch closures, lending platform efficiency and FTE rationalization is expected to enhance earnings. • Shareholder focused management and Board recently increased its dividend 33% to $.16/share. • Strong asset quality trends, including recently acquired CBN assets. • Proven history of accretive transactions with disciplined pricing. Investment Considerations 6

• Remix loan and deposit composition, focused on commercial, ag and municipal relationships. • Improve efficiencies and control expenses by leveraging technology and simplifying workflows. • Generate organic growth in core and acquired markets. • Attract new Commercial/Ag bankers and reposition existing banker marketing efforts. • Enhance non-interest income through higher loan originations, servicing income and new lines of business. Enhancing Performance and Franchise Value 7

$206 $1,047 $2,510 $2,806 $2,573 (1) $1,874 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 FY2012 FY2013 FY2014 FY2015 FY2016 FYTD 3-31-17 (In $000) Diluted E P S 8 (As Restated) (1) Fiscal 2016 Net Income includes acquisition costs of $701 $0.13 $0.16 $0.04 $0.18 $0.17 $- $0.02 $0.04 $0.06 $0.08 $0.10 $0.12 $0.14 $0.16 $0.18 $0.20 FQ2 16 FQ3 16 FQ4 16 FQ1 17 FQ2 17 Net Income (As Restated) FQ2 16 includes acquisition costs of $36 FQ3 16 includes acquisition costs of $221 FQ4 16 includes acquisition costs of $444

Net Interest Margin 9 3.28% 3.27% 3.32% 3.36% 3.31% 2.82% 2.77% 2.78% 2.79% 2.82% 4.06% 4.07% 4.17% 4.19% 4.13% 0.90% 0.92% 0.97% 0.96% 0.94% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% FQ2-16 FQ3-16 FQ4-16 FQ1-17 FQ2-17 Net Interest Margin SNL Bank & Thrift Index Yield on Earning Assets Cost of Funds

Revenue Summary 10 $4.63 $5.18 $5.72 $5.56 $5.23 $0.81 $1.01 $1.14 $1.31 $1.20 $- $1 $2 $3 $4 $5 $6 $7 $8 FQ2-16 FQ3-16 FQ4-16 FQ1-17 FQ2-17 Net Interest Income Noninterest Income Millions $5.44 $6.19 $6.86 $6.87 $6.43

Noninterest Expense + FTE 11 $- $1 $2 $3 $4 $5 $6 $7 $8 FQ2-16 FQ3-16 FQ4-16 FQ1-17 FQ2-17 Other Expenses Amrt of Core Deposit Intangible Data Processing Professional Services Advertising, Marketing & Public Relations Occupancy & Office Expense Compensation & Benefits Millions 147 185 177 161 154

Asset Quality 12 0.38% 0.71% 0.62% 1.08% 1.05% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% FQ2 16 FQ3 16 FQ4 16 FQ1 17 FQ2 17 1.35% 1.07% 1.06% 1.08% 1.09% 0.12% 0.05% 0.12% 0.11% 0.06% 0.00% 0.02% 0.04% 0.06% 0.08% 0.10% 0.12% 0.14% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% FQ2 16 FQ3 16 FQ4 16 FQ1 17 FQ2 17 Net Charge-Offs to Average Total Loans Nonperforming Assets / Total Assets Allowance for Loan Losses to Total Loans

0.95% 0.66% 0.46% 0.37% 0.62%(1) 0.29% 0.67% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% FY2012 FY2013 FY2014 FY2015 FY2016 FY2Q 2017 1.05%(2) NPAs/Total Assets Ratio Remain Low 13 (1) Total nonperforming assets increased due to the CBN acquisition in Fiscal 2016: NPLs = $1,778;REO = $212;NPAs = $1,990 or 0.29% of assets (2) Total nonperforming assets increased due to further delinquencies from the CBN acquisition in Fiscal 2017: NPLs = $4,322;REO = $143;NPAS = $4,465 or 0.67% of assets

Citizens Community Bancorp, Inc. and Wells Financial Corp. to Merge 14

Transactions Highlights 15 Wells Financial Corporation Transaction Value $39.8 million Consideration 81% Cash, 19% Stock Price/TBV 124.6% Price/LTM EPS 16.7x Required Approvals Customary regulatory and shareholder approval Expected Closing Q3 2017 Total Assets (3/31/17 Call Report) $268.5 million Total Loans (3/31/17 Call Report) $201 million Total Deposits (3/31/17 Call Report) $240 million

Transactions Rationale 16 Strategic Rationale Financially Attractive Low Risk Integration  Acquisition helps CZWI bridge “valuation gap” as its pro forma franchise will be nearly $1.0 billion in assets  Consistent with CZWI’s strategy of “re-formulating” its deposit base – core deposits vs. super market branches  Continued loan portfolio diversification  Intention to drive shareholder value through improved earnings and enhanced future EPS  Immediately accretive to EPS as the transaction is expected to generate earnings accretion of over 50% in the first full year after closing  Attractive EPS accretion in subsequent years  TBV Dilution Payback Period of approximately 3 years  Operating synergies result in appreciable cost savings  Conservative credit mark – coverage of NPAs excluding restructured loans within market norms  CZWI is familiar with market, and has completed past acquisition  Tangible improvement in interest rate risk position

Branch Locations – Pro Forma Update 17 Source: SNL Financial Note: CZWI’s MI Branches are not shown

Pro Forma Loans

CZWI



Consr & Other
39.2%
C&D
2.9%
C&I
4.8%
Multifam
3.3%
Other CRE
5.8%
1-4 Fam
37.2%
OwnOcc CRE
5.0%
HELOC
1.8%

Loan Type	Composition ($000)	Composition % of Total
Constr & Dev	15,736	2.9%
1-4 Family Residential	199,195	37.2%
Home Equity	9,617	1.8%
Owner - Occ CRE	26,631	5.0%
Other CRE	30,875	5.8%
Multifamily	17,538	3.3%
Commercial & Industrial	25,489	4.8%
Consr & Other	209,842	39.2%
Total Loans	$534,923	100.0%

MRQ Yield on Loans: 4.53%

WEFP



C&D
3.1%
Consr & Other
26.8%
1-4 Fam
31.0%
C&I
5.6%
Multifam
1.4%
Other CRE
7.9%
HELOC
12.7%
OwnOcc CRE
11.5%

Loan Type	Composition ($000)	Composition % of Total
Constr & Dev	6,193	3.1%
1-4 Family Residential	62,425	31.0%
Home Equity	25,626	12.7%
Owner - Occ CRE	23,172	11.5%
Other CRE	15,840	7.9%
Multifamily	2,736	1.4%
Commercial & Industrial	11,234	5.6%
Consr & Other	53,987	26.8%
Total Loans	$201,213	100.0%

MRQ Yield on Loans: 4.80%

Combined



Consr & Other
35.8%
C&D
3.0%
C&I
5.0%
Multifam
2.8%
Other CRE
6.3%
1-4 Fam
35.5%
OwnOcc CRE
6.8%
HELOC
4.8%

Loan Type	Composition ($000)	Composition % of Total
Constr & Dev	21,929	3.0%
1-4 Family Residential	261,620	35.5%
Home Equity	35,243	4.8%
Owner - Occ CRE	49,803	6.8%
Other CRE	46,715	6.3%
Multifamily	20,274	2.8%
Commercial & Industrial	36,723	5.0%
Consr & Other	263,829	35.8%
Total Loans	$736,136	100.0%

MRQ Yield on Loans: 4.60%

Note: Financial Data as of 3/31/17, Regulatory data shown, does not include purchase accounting adjustments

Source: SNL Financial

18

Pro Forma Deposits

CZWI


Non Int. Bearing 9.5%
MMDA & Sav 42.8%
Time Deposits < $100k 24.8%
Time Deposits > $100k 22.9%

Deposit Type	Composition ($000)	Composition % of Total
Non Interest Bearing	50,654	9.5%
NOW & Other Trans	157	0.0%
MMDA & Sav	229,634	42.8%
Time Deposits < $100k	132,806	24.8%
Time Deposits > $100k	122,669	22.9%
Total Deposits	$535,920	100.0%
MRQ Cost of Deposits:		**0.78%**
Loans / Deposits		**99.8%**

WEFP


Time Deposits > $100k 4.9%
Non Int. Bearing 11.6%
NOW Accts 12.8%
Time Deposits < $100k 16.4%
MMDA & Sav 54.3%

Deposit Type	Composition ($000)	Composition % of Total
Non Interest Bearing	27,948	11.6%
NOW & Other Trans	30,707	12.8%
MMDA & Sav	130,391	54.3%
Time Deposits < $100k	39,413	16.4%
Time Deposits > $100k	11,717	4.9%
Total Deposits	$240,176	100.0%
MRQ Cost of Deposits:		**0.14%**
Loans / Deposits		**83.8%**

Combined


NOW Accts 4.0%
Non Int. Bearing 10.1%
Time Deposits > $100k 17.3%
Time Deposits < $100k 22.2%
MMDA & Sav 46.4%

Deposit Type	Composition ($000)	Composition % of Total
Non Interest Bearing	78,602	10.1%
NOW & Other Trans	30,864	4.0%
MMDA & Sav	360,025	46.4%
Time Deposits < $100k	172,219	22.2%
Time Deposits > $100k	134,386	17.3%
Total Deposits	$776,096	100.0%
MRQ Cost of Deposits:		**0.58%**
Loans / Deposits		**94.9%**

Note: Financial Data as of 3/31/17, Regulatory data shown, does not include purchase accounting adjustments

Source: SNL Financial

19

Investing Opportunity Remains; Stock Price to Tangible Book Value $5.00 $5.90 $7.25 $8.85 $8.84 $11.18 $13.85 $10.21 $10.68 $10.47 $11.20 $11.72 $11.22 $11.19 $0.00 $3.00 $6.00 $9.00 $12.00 $15.00 FY2011 FY2012 FY2013 FY2014 (As Restated) FY2015 (As Restated) FY2016 3/31/2017 Price Reported Tangible Book Value/Share Price/ TBV 55.2% Price/ TBV 69.2% Price/ TBV 79.0% Price/ TBV 99.6% Price/ TBV 75.4% Price/ TBV 49.0% Price/ TBV 123.8% 20

CZWI Total Return has Outpaced Bank Index 21 Total return includes stock appreciation plus dividends, as of June 9, 2017.

Building Franchise and Shareholder Value • Improve the quantity and quality of earnings through growth, efficiencies recognized from acquisitions and technology enhancements, and branch rationalization. • Accelerate the commercial banking business while maintaining strong asset quality metrics to replace indirect assets. • Focus on tangible book value growth by achieving earnings accretion through acquisitions and disciplined deal pricing. • Commitment to returning capital to shareholders through increasing dividends. • Recognition by markets of execution of business improvement strategies and disciplined approach to acquisition pricing. 22

No Offer or Solicitation and Additional Information 23 No Offer or Solicitation This presentation is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, any securities in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of any applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Additional Information About The Proposed Merger and Where To Find It Investors are urged to read the Agreement and Plan of Merger between Citizens and Wells Financial Corp. (“Wells”) dated March 17, 2017, for a more complete understanding of the terms of the transactions discussed herein. This presentation does not constitute a solicitation of any vote or approval. In connection with the merger, on June 2, 2017, Citizens filed with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 and other relevant documents. STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 FILED BY CITIZENS AND ANY OTHER RELEVANT DOCUMENTS FILED BY CITIZENS WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The Registration Statement, including the proxy statement/prospectus, and other relevant materials, and any other documents filed by Citizens with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. Documents filed by Citizens with the SEC, including the registration statement, may also be obtained free of charge from Citizens’ website http://www.snl.com/IRWebLinkX/corporateprofile.aspx?iid=4091023 by clicking the “SEC Filings” heading, or by directing a request to Citizens’ CEO, Stephen Bianchi at sbianchi@ccf.us. The directors, executive officers and certain other members of management and employees of Wells may be deemed to be “participants” in the solicitation of proxies for stockholder approval. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of stockholder approval will be set forth in the proxy statement/prospectus and the other relevant documents to be filed with the SEC.